UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 11, 2017

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Nucor Corporation (the “Corporation”) held its annual meeting of stockholders on May 11, 2017.

(b) At the Annual Meeting, stockholders elected all eight of the directors nominated by the Board to serve for a term of one year and until their successors are duly elected and qualified. Each director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2017. Additionally, the stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s proxy statement dated March 23, 2017 (the “2017 Proxy Statement”) and voted, on an advisory basis, to conduct future advisory votes on named executive officer compensation every year. The stockholders did not approve the two stockholder proposals presented at the Annual Meeting. For more information on the proposals, see the 2017 Proxy Statement. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. Dempsey	250,136,362	2,746,397	33,492,297
John J. Ferriola	238,209,941	14,672,818	33,492,297
Gregory J. Hayes	249,915,279	2,967,480	33,492,297
Victoria F. Haynes, Ph.D.	247,083,519	5,799,240	33,492,297
Bernard L. Kasriel	250,649,730	2,233,029	33,492,297
Christopher J. Kearney	250,937,743	1,945,016	33,492,297
Laurette T. Koellner	250,013,949	2,868,810	33,492,297
John H. Walker	248,940,145	3,942,614	33,492,297

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions
282,982,660	2,731,545	660,851

3.	Advisory vote on named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
241,813,830	9,530,959	1,537,970	33,492,297

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
97,329,696	1,942,118	152,643,925	967,020	33,492,297

5.	Stockholder proposal regarding political lobbying report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,458,258	153,660,654	5,763,847	33,492,297

6.	Stockholder proposal regarding greenhouse gas emissions:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,608,337	163,321,610	5,952,812	33,492,297

(d) Based on the voting results, the Board has adopted a policy that the Corporation will include an advisory stockholder vote on named executive officer compensation in the Corporation’s proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on named executive officer compensation, which will occur no later than the Corporation’s annual meeting of stockholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 16, 2017	By:	/s/ James D. Frias
James D. Frias Chief Financial Officer, Treasurer and Executive Vice President

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